SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  September 16, 1999



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

       Missouri                    1-12619                   43-1766315
   (State or other               (Commission              (I.R.S. Employer
   Jurisdiction of               File Number)            Identification  No.)
    Incorporation)

           800 Market Street, Suite 2900
                   St. Louis, MO                     63101
              (Address  of  principal              (Zip Code)
                 executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)

Item 5.         Other  Events.

In a press release dated September 16, 1999, a copy of which is attached hereto as Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant announced its fiscal fourth quarter equity earnings from its investment in Vail Resorts, Inc.

Item 7.         Financial  Statements  and  Exhibits.

Exhibit 99.1    Press  Release  dated  September  16,  1999


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            RALCORP  HOLDINGS,  INC.
                                            (Registrant)


Date:  September 16, 1999                   By:  /s/  T.  G.  Granneman
                                                 ----------------------
                                            Duly  Authorized  Signatory  and
                                            Chief  Accounting  Officer

                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------


Exhibit  99.1     Press  Release  dated  September  16,  1999